EXHIBIT 23
                                                                      ----------

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 2-57876, 33-5300, 33-14064, 33-24854, 333-13175,
333-13173, 333-59832, 333-70710) and on Form S-3 (No. 33-56885) of Harsco
Corporation of our reports dated February 4, 2004 relating to the consolidated financial statements and financial statement schedule, which appear in this Form 10-K.




/s/ PricewaterhouseCoopers LLP



Philadelphia, Pennsylvania
March 11, 2004